UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2017

NUMEREX CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-22920	11-2948749
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No)

400 Interstate North Parkway SE, Suite 1350, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 770-693-5950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 2, 2017, Numerex Corp. (“Numerex”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sierra Wireless, Inc., a Canadian corporation (“Sierra”), and Wireless Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Sierra (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Numerex, with Numerex surviving as a wholly-owned subsidiary of Sierra (the “Merger”). The Merger Agreement was unanimously approved and adopted by the boards of directors of each of Numerex and Sierra.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Numerex shareholders will have the right to receive 0.1800 common shares, no par value, of Sierra (“Sierra Common Stock”) for each share of Class A common stock, no par value, of Numerex (“Numerex Common Stock”) (such consideration, the “Merger Consideration”). Additionally, each outstanding restricted stock unit, in-the-money option and in-the-money stock appreciation right will be cancelled in exchange for the right to receive the Merger Consideration in accordance with the terms of the Merger Agreement. Except as described below and specified in the Merger Agreement, if exercised following notice of the Merger, each outstanding warrant issued by Numerex will be cancelled in exchange for the right to receive the Merger Consideration or, if not exercised, will be cancelled at the Effective Time.

The Merger Agreement contains customary representations and warranties from each of Numerex and Sierra, and each party to the Merger Agreement has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of Numerex’s and Sierra’s businesses during the interim period between the execution of the Merger Agreement and the Effective Time, (2) the obligation of Numerex to call a meeting of its shareholders to adopt the Merger Agreement, and, subject to certain exceptions, to recommend that its shareholders adopt the Merger Agreement and (3) Numerex’s non-solicitation obligations relating to alternative acquisition proposals. Each of Numerex and Sierra has also agreed to apply for, or otherwise seek, and use its respective commercially reasonable efforts to obtain, all consents and approvals of governmental entities required to be obtained by it for the consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including (1) the adoption of the Merger Agreement by Numerex’s shareholders, (2) the receipt of conditional approval of the shares of Sierra Common Stock to be issued in the Merger for listing on the Toronto Stock Exchange, subject only to customary post-closing deliverables, and on The NASDAQ Global Market, subject only to official notice of issuance, (3) the expiration or early termination of all applicable waiting periods applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (4) the effectiveness of the registration statement on Form F-4 by the Securities and Exchange Commission (the “SEC”) for the Sierra Common Stock to be issued in the Merger, (5) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal and (6) the absence of any pending legal proceeding instituted by any governmental entity seeking to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by the Merger Agreement.

Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement, (3) the absence of a material adverse effect with respect to the other party and (4) receipt by such party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986.

The Merger Agreement also provides certain termination rights for each of Numerex and Sierra and further provides that a termination fee equal to 3.75% of the aggregate equity value of the Merger as of the date of the Merger Agreement will be payable by Numerex upon termination of the Merger Agreement under certain circumstances specified in the Merger Agreement. In addition, upon termination of the Merger Agreement by Sierra as a result of either Numerex’s shareholders not approving the transaction or Numerex’s fraud or willful and material breach of a representation, warranty or covenant, Numerex may be required to reimburse Sierra for its out-of-pocket costs and expenses incurred in connection with the Merger in an amount not to exceed $850,000 in the event of a no vote and $2 million in the event of fraud or a willful and material breach.

In connection with entering into the Merger Agreement, Numerex agreed to repurchase the warrant issued to HCP-FVF, LLC (the “Hale Warrant”), for a purchase price of $4.0 million, immediately prior to, and contingent upon, the consummation of the Merger. In addition, HCP-FVF, LLC has agreed to waive any event of default under that certain Note Purchase Agreement, dated as of June 7, 2017, by and among Numerex, as borrower, certain subsidiaries of Numerex, as guarantors, and HCP-FVF, LLC (the “NPA”) that may be caused by the execution of the Merger Agreement or the consummation of the Merger; provided that (i) the repurchase price for the Hale Warrant and all principal, interest and other amounts owed under the notes issued pursuant to the NPA are paid in full substantially concurrently with the Effective Time and (ii) the Effective Time of the Merger occurs on or before August 1, 2018.

The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties will not survive consummation of the Merger and were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Numerex or Sierra, their respective affiliates and their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Numerex, Sierra, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form F-4 that will include a proxy statement of Numerex and a prospectus of Sierra, as well as each of Numerex’s and Sierra’s public filings. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of each of Numerex and Sierra or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in each of Numerex’s and Sierra’s public disclosures.

Voting Agreements

Simultaneous with the execution of the Merger Agreement, certain of the directors and significant shareholders of Numerex who collectively hold approximately 27% of the outstanding Numerex Common Stock, entered into separate voting and support agreements (the “Voting Agreements”) with Sierra pursuant to which such directors and significant shareholders of Numerex have agreed to vote their Numerex Common Stock in favor of the Merger, and to certain restrictions on the disposition of such Numerex Common Stock, subject to the terms and conditions contained therein. Pursuant to the terms of such Voting Agreements, the Voting Agreements will terminate concurrently with any termination of the Merger Agreement.

The form of the Voting Agreement is included as Exhibit A-2 to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

The information presented herein may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to Numerex, Sierra and their future financial or business performance, conditions or strategies and other financial and business matters, including, but not limited to, expectations regarding financial benefits and other effects of the proposed Merger. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “strategy,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “trend,” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Numerex cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date of this presentation, and Numerex assumes no duty or obligation to update any forward-looking statements contained herein to reflect events or conditions after the date hereof, except as required by law. Actual results could differ materially from those anticipated in these forward-looking statements and future results could differ materially from historical performance. Risk factors regarding Numerex are discussed in Numerex’s Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the SEC.

Important Additional Information.

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Numerex by Sierra. In connection with the proposed Merger, Sierra intends to file with the SEC a Registration Statement on Form F-4, which will include a proxy statement of Numerex that also constitutes a prospectus of Sierra and each party will file other documents regarding the proposed transaction with the SEC. After the Registration Statement on Form F-4 is declared effective by the SEC, Numerex will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors may obtain free copies of the Registration Statement on Form F-4, the proxy statement/prospectus and other relevant documents filed by Numerex and Sierra with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. and, in Sierra’s case, also on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com. In addition, copies of the documents filed by Numerex with the SEC are available free of charge on Numerex’s website at investor.numerex.com or by contacting Numerex’s Investor Relations Department by telephone at 770-615-1410 or by e-mail to kgayron@numerex.com.

Participants in Solicitation Relating to the Merger

This communication is not a solicitation of proxies in connection with the proposed Merger of Numerex and Sierra. However, Numerex and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Numerex’s shareholders in respect of the proposed Merger. Information regarding Numerex’s directors and executive officers can be found in Numerex’s Form 10-K/A filed with the SEC on May 1, 2017, as well as its other filings with the SEC. Additional information regarding the interests of such potential participants, including their respective interests by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Merger if and when they become available. These documents are available free of charge on the SEC’s website and from Numerex using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger by and among Numerex Corp., Sierra Wireless, Inc. and Wireless Acquisition Sub, Inc., dated August 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NUMEREX CORP.

Date: August 7, 2017	/s/ Kenneth Gayron
Kenneth Gayron
Interim Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger by and among Numerex Corp., Sierra Wireless, Inc. and Wireless Acquisition Sub, Inc., dated August 2, 2017